AMENDMENT NO. 32 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective January 1, 2002 Between JACKSON NATIONAL LIFE INSURANCE COMPANY (“CEDING COMPANY”) and CHUBB TEMPEST LIFE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) (“REINSURER”) This Amendment No. 32 is hereby attached to and becomes a part of the above- described Reinsurance Agreement as of July 1, 2025. It is mutually agreed that the Reinsurance Agreement is amended to add new funds and to record fund name changes and fund mergers, effective October 25, 2024 and April 25, 2025, respectively, as reflected in the attached Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, which replaces Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, attached to Amendment No. 31. In addition, it is mutually agreed, effective October 1, 2024, that all references in the Reinsurance Agreement to “3-month LIBOR Rate” shall be deleted and replaced with “3-month Treasury Rate,” as the 3-month LIBOR Rate ceased to be published on September 30, 2024. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. By ___________________________ By _____________________________ Name__________________________ Name____________________________ Title __________________________ Title ____________________________ Vuk Panic (Aug 25, 2025 13:29:47 ADT) Vuk Panic Vuk Panic VP & Chief Actuary Robert W Hajdu (Aug 26, 2025 11:55:32 EDT) Robert W Hajdu Robert W. Hajdu VP Finance & Reinsurance

SCHEDULE B-2 Subaccounts Subject to this Reinsurance Agreement Fund Name Comment Product Availability Fifth Third Balanced VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Disciplined Value VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Mid Cap VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Quality Growth VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only JNL Aggressive Growth Allocation Fund Name changed from JNL Disciplined Growth effective 9/25/2017 and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011 All JNL Conservative Allocation Fund New 9/25/2017 All JNL Growth Allocation Fund Name changed from JNL Disciplined Moderate Growth effective 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011 All but Fifth Third JNL Institutional Alt 25 Fund • Name changed from JNL Institutional Alt 20 (New 4/6/2009) effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund JNL Institutional Alt 50 Fund • New 4/6/2009 • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund All JNL Growth ETF Allocation Fund Name changed from JNL iShares Tactical Growth Fund effective 10/18/2024 JNL Moderate Allocation Fund New 9/25/2017 All but Fifth Third JNL Moderate ETF Allocation Fund Name changed from JNL iShares Tactical Moderate Fund effective 10/18/2024 JNL Moderate Growth ETF Allocation Fund Name changed from JNL iShares Tactical Moderate Growth Fund effective 10/18/2024

Fund Name Comment Product Availability JNL Moderate Growth Allocation Fund Name changed from JNL Disciplined Moderate effective 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011 All but Fifth Third JNL Multi-Manager Floating Rate Income Name changed from JNL/PPM America Floating Rate Income Fund effective 10/18/2024 All JNL/AB Sustainable Global Thematic New 4/25/2022 JNL/American Funds Balanced Name changed from JNL/Capital Guardian Global Balanced Fund effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007 All JNL/American Funds Bond Fund of America New 4/26/2021 JNL/American Funds Capital Income Builder Fund New 8/13/2018 JNL/American Funds Capitol World Bond Fund • New 5/3/2010 • Name changed from JNL/American Funds Global Bond Fund effective 4/27/2020 All JNL/American Funds Global Growth Fund New 8/13/2018 JNL/American Funds Global Small Capitalization Fund New 5/3/2010 All JNL/American Funds Growth Allocation Fund New 4/30/2012 All JNL/American Funds Growth Fund New 8/13/2018 JNL/American Funds Growth-Income Fund New 5/3/2010 All JNL/American Funds International Fund New 5/3/2010 All JNL/Ameican Funds Moderate Allocation Fund New 10/18/2024 JNL/American Funds Moderate Growth Allocation Fund Name changed from JNL/American Funds Balanced Allocation (New 4/30/2012) effective 9/25/2017 All JNL/American Funds New World Fund New 5/3/2010 All JNL/American Funds® Washington Mutual Investors • New 5/3/2010 • Name changed from JNL/American Funds® Blue Chip Income and Growth Fund effective 4/26/2021 All JNL/AQR Large Cap Defensive Style Fund New 6/24/2019 JNL/AQR Large Cap Relaxed Constraint Equity Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010 All JNL/AQR Managed Futures Strategy Fund • New 4/27/2015 • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund. All but Fifth Third

Fund Name Comment Product Availability JNL/Black Rock Commodity Securities Strategy Fund • New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund. All JNL/BlackRock Advantage International Fund New 6/24/2019 JNL/BlackRock Global Allocation Fund New 10/11/2010 All JNL/BlackRock Global Natural Resources Fund Name changed from JNL/BlackRock Natural Resources effective 9/25/2017 and from JNL/BlackRock Community Securities Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009 All JNL/BlackRock Large Cap Select Growth Fund • Formerly JNL/Janus Aggressive Growth Fund • Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund. All JNL/Boston Partners Global Long Short Equity Fund New 8/13/2018 JNL/Causeway International Value Select Fund • Name changed from JNL/JP Morgan International Value Fund effective 9/28/2015 All JNL/ClearBridge Large Cap Growth Fund New 9/25/2017 All JNL/Cohen & Steers U.S. Realty Fund Name changed from JNL/Heitman U.S. Focused Real Estate Fund effective 10/18/2024 JNL/DFA Growth Allocation Fund New 4/24/2017 All JNL/DFA International Core Equity Fund New 6/24/2019 JNL/DFA Moderate Growth Allocation Fund Name changed from JNL/DFA Moderate Allocation Fund (New 4/24/2017) effective 9/25/2017 All JNL/DFA U.S. Micro Cap Fund New 8/13/2018

Fund Name Comment Product Availability JNL/DFA US Core Equity Fund Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012 All JNL/Double Line Emerging Markets Fixed Income Fund New 8/13/2018 JNL/DoubleLine Core Fixed Income Fund Name changed from JNL/PIMCO Total Return effective 9/25/2017 All JNL/DoubleLine Total Return Fund New 9/28/2015 All JNL/Dreyfus Government Money Market Fund Name changed from JNL/WMC Government Money Market Fund effective 10/18/2024 All JNL/Eaton Vance Global Macro Absolute Return Advantage Fund New 8/13/2018 JNL/Epoch Global Shareholder Yield Fund New 8/13/2018 JNL/FAMCO Flex Core Covered Call Fund New 9/25/2017 All JNL/Fidelity Institutional Asset Management Total Bond Fund • Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, from JNL/Western Asset Strategic Bond Fund effective 4/30/2007, and from JNL/Goldman Sachs Core Plus Bond Fund effective 6/24/2019.. All JNL/First Sentier Global Infrastructure Fund • New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. • Effective 8/13/2018, name changed from JNL/Brookfield Global Infrastructure and MLP Fund • Name changed from JNL/First State Global Infrastructure Fund effective 4/26/2021 All JNL/FPA + DoubleLine Flexible Allocation Fund • New 9/28/2009 • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016 All but Fifth Third JNL/Franklin Templeton Global Fund • Name changed from JNL/Franklin Templeton Global Growth Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franklin Templeton Global Growth Fund All JNL/Franklin Templeton Growth Allocation Fund • New 1/16/2007 • Name changed from JNL/Franklin Templeton Founding Strategy Fund effective 6/24/2019 All JNL/Franklin Templeton Income Fund New 5/1/2006 All

Fund Name Comment Product Availability JNL/Franklin Templeton International Small Cap Fund • New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 • Name changed from JNL/Franklin Templeton International Small Cap Growth Fund effective 8/13/2018 All JNL/Goldman Sachs 4 Fund • New 12/3/2007 • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund • Name changed from JNL/S&P 4 Fund effective 4/27/2020 All JNL/Goldman Sachs Competitive Advantage Fund • New 12/3/2007 • Name changed from JNL/S&P Competitive Advantage Fund effective 4/27/2020 All JNL/Goldman Sachs Dividend Income & Growth Fund • New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow SM Dividend Fund merged into this fund. • Name changed from JNL/S&P Dividend Income & Growth Fund effective 4/27/2020 All JNL/Goldman Sachs Emerging Markets Debt Fund New 10/6/2008 All JNL/Goldman Sachs International 5 Fund • New 8/13/2018 • Name changed from JNL/S&P International 5 Fund effective 4/27/2020 JNL/Goldman Sachs Intrinsic Value Fund • New 12/3/2007 • Name changed from JNL/S&P Intrinsic Value Fund effective 4/27/2020 All JNL/Goldman Sachs Total Yield Fund • New 12/3/2007 • Name changed from JNL/S&P Total Yield Fund effective 4/27/2020 All JNL/GQG Emerging Markets Equity Fund New 8/13/2018 JNL/Invesco China-India Fund • New 3/31/2008 • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex- Japan Fund merged into this fund All JNL/Invesco Diversified Dividend Fund • New 9/25/2017 All

Fund Name Comment Product Availability JNL/Invesco Global Growth Fund • Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund • Name changed from JNL/Oppenheimer Global Growth Fund effective 4/27/2020 All JNL/Invesco Mid Cap Value Fund • Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. All JNL/Invesco Small Cap Growth Fund Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010. All JNL/JP Morgan Hedged Equity Fund New 8/13/2018 JNL/JP Morgan Managed Aggressive Growth Fund Name changed from JNL/Goldman Sachs Managed Aggressive Growth Fund effective 10/18/2024 All JNL/JP Morgan Managed Conservative Fund Name changed from JNL/Goldman Sachs Managed Conservative Fund All JNL/JP Morgan Managed Growth Fund Name changed from JNL/Goldman Sachs Managed Growth Fund effective 10/18/2024 All JNL/JP Morgan Managed Moderate Fund Name changed from JNL/Goldman Sachs Managed Moderate Fund effective 10/18/2024 All JNL/JP Morgan Managed Moderate Growth Fund Name changed from JNL/Goldman Sachs Managed Moderate Growth Fund effective 10/18/2024 All JNL/JP Morgan Mid Cap Growth Fund • Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007. All JNL/JP Morgan Nasdaq Hedged Equity Fund New 10/18/2024 JNL/JP Morgan U.S. Government & Quality Bond Fund Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. All

Fund Name Comment Product Availability JNL/JPMorgan U.S. Value • New 1/16/2007 • Name changed from JNL/Franklin Templeton Mutual Shares effective 4/27/2020 Name changed from JNL/JPMorgan Growth & Income effective 4/26/2021 All JNL/Lazard International Quality Growth Fund Name changed from JNL/Lazard International Strategic Equity Fund effective 10/18/2024 JNL/Loomis Sayles Global Growth New 4/27/2020 JNL/Lord Abbett Short Duration Income New 4/27/2020 JNL/Mellon Bond Index Fund Name changed from JNL/Mellon Capital Bond Index Fund effective 6/24/2019 All JNL/Mellon Capital 10 x 10 Fund New 4/30/2007 All JNL/Mellon Capital JNL 5 Fund • Effective 10/4/04 • On 4/30/2007 the JNL/ Mellon Capital Management Dowsm 10 Fund, the JNL/ Mellon Capital Management S&P® 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund All JNL/Mellon Capital S&P ® SMid 60 Fund New 4/30/2007 All JNL/Mellon Communication Services Sector Fund • New 8/13/2018 • Name changed from JNL/Mellon Capital Telecommunications Sector Fund effective 6/24/2019 All JNL/Mellon Consumer Discretionary Sector Fund • Subadvisor changed from Curian effective 2/18/2004 • Name changed from JNL/Mellon Capital Consumer Discretionary Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Consumer Brands Sector effective 9/25/2017 All JNL/Mellon Consumer Staples Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Consumer Staples Sector Fund effective 6/24/2019 All

Fund Name Comment Product Availability JNL/Mellon Dow Index Fund • Name changed form JNL/Mellon Capital Management the Dow to JNL/Mellon Capital Dow 10 Effective 1/17/2006 • Name changed from JNL/Mellon Capital Dow 10 Effective 9/28/2015 • Name changed from JNL/Mellon Capital Dow Index Fund effective 6/24/2019 All JNL/Mellon Emerging Markets Index Fund • New 12/12/2011 • Name changed from JNL/Mellon Capital Emerging Markets Index Fund effective 6/24/2019 All JNL/Mellon Energy Sector Fund • Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Energy Sector Fund effective 6/24/2019, from JNL/Mellon Capital Oil & Gas Sector Fund effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005 All JNL/Mellon Financial Sector Fund • Subadvisor changed from Curian effective 2/18/04 • Name changed from JNL/Mellon Capital Financial Sector Fund effective 6/24/2019 All JNL/Mellon Healthcare Sector Fund • Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Healthcare Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 All JNL/Mellon Index 5 Fund • New 4/30/2007 • Name changed from JNL/Mellon Capital Index 5 Fund effective 6/24/2019 All JNL/Mellon Industrials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Industrials Sector Fund effective 6/24/2019 All JNL/Mellon Information Technology Sector Fund • Subadvisor changed from Curian effective 2/18/2004 • Name changed from JNL/Mellon Capital Information Technology Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Technology Sector Fund effective 9/25/2017 All

Fund Name Comment Product Availability JNL/Mellon International Index Fund • Effective 9/15/2014, JNL/ Mellon Capital NYSE® International 25 Fund merged into this fund • Name changed from JNL/Mellon Capital International Index Fund effective 6/24/2019 • Effective 4/25/2025, JNL/Ballie Gifford International Growth Fund merged into this fund All JNL/Mellon Materials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Materials Sector Fund effective 6/24/2019 All JNL/Mellon Nasdaq 100 Index Fund Name changed from JNL/Mellon Capital Nasdaq 100 Index effective 6/24/2019, from JNL/Mellon Capital Nasdaq 100 effective 9/25/2017, from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016, from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 All JNL/Mellon Real Estate Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Real Estate Sector Fund effective 6/24/2019 All JNL/Mellon S&P 1500 Growth Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Growth Index Fund effective 6/24/2019 All JNL/Mellon S&P 1500 Value Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Value Index Fund effective 6/24/2019 All JNL/Mellon S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/ Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund • Name changed from JNL/Mellon Capital S&P 400 Mid Cap Index Fund effective 6/24/2019 All

Fund Name Comment Product Availability JNL/Mellon S&P 500 Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund. • Name changed from JNL/Mellon Capital S&P 500 Index Fund effective 6/24/2019 All JNL/Mellon Small Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. • Name changed from JNL/Mellon Capital Small Cap Index Fund effective 6/24/2019 All JNL/Mellon U.S. Stock Market Index Fund • New 9/25/2017 • Name changed from JNL/Vanguard U.S. Stock Market Index Fund effective 4/26/2021 All JNL/Mellon Utilities Sector Fund • New 8/13/2018 • Name changed from JNL/Mellon Capital Utilities Sector effective 6/4/2019 JNL/Mellon World Index Fund • Name changed from JNL/Mellon Capital MSCI World Index Fund effective 6/24/2019, from JNL/Mellon Capital Global 30 Fund effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015 • Name changed from JNL/Mellon MSCI World Index Fund effective 4/26/2021 • Effective 4/25/2025, JNL/Harris Oakmark Global Equity Fund merged into this fund. All JNL/MFS Mid Cap Value Fund Name changed from JNL/Goldman Sachs Mid Cap Value Fund (New 5/2/2005) effective 4/24/2017 All JNL/Morningstar SMID Moat Focus Index Fund New 10/18/2024

Fund Name Comment Product Availability JNL/Morningstar U.S. Sustainability Index Fund • New 4/24/2017 • Name changed from JNL/Mellon Capital MSCI KLD 400 Social Index Fund effective 4/25/2022 All JNL/Morningstar Wide Moat Index Fund New 8/13/2018 JNL/Multi-Manager Alternative New 4/27/2020 JNL/Multi-Manager Emerging Markets Equity Fund • New 5/1/2006 • Name changed from JNL/Lazard Emerging Markets Fund effective 4/27/2020 All JNL/Multi-Manager International Small Cap New 4/26/2021 JNL/Multi-Manager Mid Cap Fund New 9/19/2016 All JNL/Multi-Manager Small Cap Growth Fund Name changed from JNL/Eagle Small Cap Equity effective 9/28/2015 All JNL/Multi-Manager Small Cap Value Fund • New 5/2/2005 • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015 All JNL Multi-Manager U.S. Select Equity Fund New 10/18/2024 JNL/Neuberger Berman Company Fund New 8/13/2018 JNL/Neuberger Berman Strategic Income Fund • New 4/30/2012 • Effective 4/25/2025, JNL/Western Asset Global Multi- Sector Bond Fund merged into this fund. All JNL/Newton Equity Income Fund • New 9/25/2017 • Name changed from JNL/The Boston Company Equity Income Fund effective 6/24/2019 • Name changed from JNL/Mellon Equity Income Fund effective 4/25/2022 All JNL/Nicholas Convertible Arbitrage Fund New 8/13/2018 JNL/PIMCO Credit Income Fund New 9/28/2015 All JNL/PIMCO Income Fund New 9/25/2017 All JNL/PIMCO Real Return New 1/16/2007 All JNL/PPM America High Yield Bond Fund • Effective 10/4/04. • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. All

Fund Name Comment Product Availability JNL/PPM America Investment Grade Credit Fund New 10/18/2024 JNL/PPM America Long Short Credit Fund New 8/13/2018 JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007 All JNL/RAFI Fundamental Asia Developed Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital Pacific Rim 30 Fund effective 6/24/2019 All JNL/RAFI Fundamental Europe Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital European 30 Fund effective 6/24/2019 All JNL/RAFI Fundamental U.S. Small Cap Fund New 6/24/2019 JNL/RAFI Multi-Factor U.S. Equity Fund New 6/24/2019 JNL/S&P Mid 3 New 4/28/2014 All JNL/T.Rowe Price Balanced New 4/27/2020 JNL/T.Rowe Price Capital Appreciation Equity Fund New 10/28/2024 JNL/T.Rowe Price Growth Stock Fund Name changed from JNL/T.Rowe Price Established Growth Fund effective 10/18/2024 All JNL/T.Rowe Price Mid-Cap Growth Fund Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund (New 4/30/12) merged into this Fund All JNL/T.Rowe Price Short Term Bond Fund • New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 All JNL/T.Rowe Price U.S. High Yield Fund • New 4/25/2016 • Name changed from JNL/Crescent High Income Fund effective 4/27/2020 All JNL/T.Rowe Price Value Fund All JNL/The London Company Focused U.S. Equity Fund New 8/13/2018 JNL/Vanguard Capital Growth Fund New 9/25/2017 All JNL/Vanguard Global Bond Market Index Fund New 9/25/2017 All JNL/Vanguard Growth ETF Allocation Fund • New 9/25/2017 • Name changed from JNL/Vanguard Growth Allocation Fund effective 8/13/2018 All

Fund Name Comment Product Availability JNL/Vanguard International Stock Market Index Fund New 9/25/2017 All JNL/Vanguard Moderate ETF Allocation Fund • New 9/25/2017 • Name changed from JNL/Vanguard Moderate Allocation Fund effective 8/13/2018 All JNL/Vanguard Moderate Growth ETF Allocation Fund • New 9/25/2017 • Name changed from JNL/Vanguard Moderate Growth Allocation Fund effective 8/13/2018 All JNL/Vanguard Small Company Growth Fund New 9/25/2017 All JNL/WCM Focused International Equity Fund New 8/13/2018 JNL/Westchester Capital Event Driven Fund New 8/13/2018 JNL/William Blair International Leaders Fund • Name changed from JNL/Invesco International Growth Fund effective 4/25/2022 • Name changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund. All JNL/WMC Balanced Name changed from JNL/Select Balanced effective 5/2/2011 All JNL/WMC Equity Income Fund • New 9/25/2017 • Name changed from JNL/Vanguard Equity Income Fund effective 4/26/2021 All JNL/WMC Global Real Estate Fund • New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund. • Name changed from JNL/Invesco Global Real Estate Fund effective 4/26/2021 All JNL/WMC Value Name changed from JNL/Select Value effective 5/2/2011 All JNL General Account Guaranteed Five Year Fixed All but Focus 12 Month DCA All 6 Month DCA All Guaranteed One Year Fixed All Guaranteed Seven Year Fixed All but Focus

Fund Name Comment Product Availability Guaranteed Three Year Fixed All S&P 500 Composite Stock Price Index – 9 Year Period Only available prior to 10/4/04 Perspective II and Fifth Third Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds. JNL Chubb 2002 Treaty Schedule B-2 Amendment #32

JNL Chubb 2002 Amendment #32 Final_REVISED Final Audit Report 2025-08-26 Created: 2025-08-21 By: Sally Osit (sally@ruarkonline.com) Status: Signed Transaction ID: CBJCHBCAABAA3YimgEo6YYEEUnoCg-kOcVEHyDjSTjwF "JNL Chubb 2002 Amendment #32 Final_REVISED" History Document created by Sally Osit (sally@ruarkonline.com) 2025-08-21 - 4:27:18 PM GMT Document emailed to vuk.panic@chubb.com for signature 2025-08-21 - 4:28:18 PM GMT Email viewed by vuk.panic@chubb.com 2025-08-25 - 4:28:32 PM GMT Signer vuk.panic@chubb.com entered name at signing as Vuk Panic 2025-08-25 - 4:29:45 PM GMT Document e-signed by Vuk Panic (vuk.panic@chubb.com) Signature Date: 2025-08-25 - 4:29:47 PM GMT - Time Source: server Document emailed to bob.hajdu@jackson.com for signature 2025-08-25 - 4:29:49 PM GMT Email viewed by bob.hajdu@jackson.com 2025-08-26 - 3:54:03 PM GMT Signer bob.hajdu@jackson.com entered name at signing as Robert W Hajdu 2025-08-26 - 3:55:30 PM GMT Document e-signed by Robert W Hajdu (bob.hajdu@jackson.com) Signature Date: 2025-08-26 - 3:55:32 PM GMT - Time Source: server Agreement completed. 2025-08-26 - 3:55:32 PM GMT